                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



             Date of Report (date of earliest event report)       02-Sep-97
             ClassNotes Trust 1997-I and the originators listed below under Sale and Servicing Agreement, dated as of February 28, 1997 providing for the issuance of ClassNotes Trust 1997-1, Asset Backed
             Series 1997-1


                         Trans-World Insurance Company
                         -----------------------------
                                ClassNotes Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



             New Jersey
             ----------
             Arizona           333-18877-01         91-181-5460
             -------           ------------         -----------

             (State or other    (Commission         (IRS Employer
             jurisdiction       File Number)         ID Number)
             incorporation)


             2840 Morris Avenue, Union, New Jersey  07083
             -------------------------------------------------------------------
             (Address of principal executive officer)


             Registrant's Telephone Number,                         908-686-2000
             including area code:                                   ------------


                                      n/a
             ------------------------------------------------------------------
               (Former name or former address, if changed since last report)

       Item 5      Other Events
                   ------------


Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-1, Class A-2 and Class A-3 Noteholders with respect to the following Distribution Dates:

A-1.........................................................      02-Sep-97
                                                                  08-Sep-97
                                                                  15-Sep-97
                                                                  22-Sep-97
                                                                  29-Sep-97

A-2.........................................................      10-Sep-97

A-3.........................................................      17-Sep-97

       Item 7      Financial Statements and Exhibits
                   ---------------------------------

The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                              Trans-World Insurance Co.



                                              By:  \s\ Harry Puglisi
                                              ----------------------
                                              Name:   Harry Puglisi
                                                    Title:   Treasurer


Dated:  Sep 30, 1997

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

===============================================================================================
                                 CLASSNOTES TRUST 1997 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-1    Determination Date               08/26/97
Cusip #  182743-AG9     Distribution Date                09/02/97
                        Record Date                      08/28/97
===============================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                  CLASS A-1 NOTES                                       1,150,000.00
                  Per $50,000 original principal amount of the Notes      667.440511


(ii) Amount of Interest being paid or distributed in respect of the Notes

                  CLASS A-1 NOTES                                         107,208.89
                  Per $50,000 original principal amount of the Notes       62.222222


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                  CLASS A-1 NOTES                                               0.00
                  Per $50,000 original principal amount of the Notes        0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                  CLASS A-1 NOTES                                               0.00
                  Per $50,000 original principal amount of the Notes        0.000000


(iv)       Pool Balance at end of preceding Collection Period         276,580,163.56


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                  CLASS A-1 NOTES                                      85,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest
                           Period:

                           CLASS A-1 NOTES
                               PERIOD 1                                  5.650000%


                               PERIOD 2                                  5.580000%
                               PERIOD 3                                  5.600000%
                             CURRENT RATE     (Based on Auction)         5.600000%



                       2.  NET LOAN RATE
                               PERIOD 1                                             6.594000%
                               PERIOD 2                                             6.700000%
                               PERIOD 3                                             6.770000%

               (b)   Amount of Interest that would have been paid
                     on such Note Distribution Date if Interest was
                     calculated instead based on the Net Loan Rate                128,602.81

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)             30,576.91
                    Per $50,000 original principal amount of the Notes             17.746320

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                        0.00
                    Per $50,000 original principal amount of the Notes              0.000000

                 2.  Remaining Balance                                                  0.00
                    Per $50,000 original principal amount of the Notes              0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                                 1,090.00
                    Per $50,000 original principal amount of the Notes              0.632618

                 2.  Auction Agent Fee  (Pro Rata)                                  2,591.78
                    Per $50,000 original principal amount of the Notes              1.504224

                 3.  Indenture Trustee Fee  (Pro Rata)                                  0.00
                    Per $50,000 original principal amount of the Notes              0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                          619.60
                    Per $50,000 original principal amount of the Notes              0.359605

                 5.  Surety Provider Fee  (Pro Rata)                                6,014.22
                    Per $50,000 original principal amount of the Notes              3.490553


(ix)       Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
           Surety Bond                                                                  0.00

(x)        Aggregate amount of Realized losses for the related
           Collection period                                                            0.00

(xi)       Aggregate amount received with respect to Financed Student
           Loans for which Realized Losses were allocated previously                    0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                               0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                   0.00

           (c)     Amount in the Reserve Account                                        0.00



(xiii )   Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
          such draw)                                                               0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to
                 amounts on deposit in the Pre-Funding Account                     0.00

         (b)     Amount in the Pre-Funding Account                           407,247.57

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding
         collection period                                                         0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding
         Period to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                 0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                   have been paid in full)                                         0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans
        during the preceding collection period.                                    0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60          1,249,872.23
               days Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90            380,996.68
               days Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180           570,103.71
               days Delinquent

          (d)  Number of Financed Student Loans that are more than            19,069.43
               181 days Delinquent

          (e)  Number of Financed Student Loans for which claims
               have been filed with the appropriate Guarantor and
               which are awaiting payment                                     19,489.21

(xix)     Parity Percent             Numerator     293,968,722.54
                                                   --------------
          as of   07/31/97         Denominator     293,849,493.47                100.04%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                   24,306.05

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                   0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi

 Harry Puglisi
   Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

===============================================================================================
                             CLASSNOTES TRUST 1997 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-2    Determination Date               09/04/97
Cusip #  182743-AH7     Distribution Date                09/10/97
                        Record Date                      09/08/97
===============================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                  CLASS A-2 NOTES                                                   0.00
                  Per $50,000 original principal amount of the Notes            0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                  CLASS A-2 NOTES                                             405,066.67
                  Per $50,000 original principal amount of the Notes          217.777778


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes


                  CLASS A-2 NOTES                                                   0.00
                  Per $50,000 original principal amount of the Notes            0.000000


           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                  CLASS A-2 NOTES                                                   0.00
                  Per $50,000 original principal amount of the Notes            0.000000


(iv)       Pool Balance at end of preceding Collection Period             276,580,163.56


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                  CLASS A-2 NOTES                                          93,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                           CLASS A-2 NOTES
                               PERIOD 1                                        5.800000%



                               PERIOD 2                                      5.689000%
                               PERIOD 3                                      5.650000%
                             CURRENT RATE     (Based on Auction)             5.600000%


                       2.  NET LOAN RATE
                               MONTH 1                                       6.594000%
                               MONTH 2                                       6.700000%
                               MONTH 3                                       6.770000%

                 (b)   Amount of Interest that would have been paid
                       on such Note Distribution Date if Interest was
                       calculated instead based on the Net Loan Rate       486,441.67

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)      32,610.69
                 Per $50,000 original principal amount of the Notes         17.532629

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                 0.00
                 Per $50,000 original principal amount of the Notes          0.000000

                 2.  Remaining Balance                                           0.00
                 Per $50,000 original principal amount of the Notes          0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                          1,162.50
                 Per $50,000 original principal amount of the Notes          0.625000

                 2.  Auction Agent Fee  (Pro Rata)                          17,283.84
                 Per $50,000 original principal amount of the Notes          9.292389

                 3.  Indenture Trustee Fee  (Pro Rata)                           0.00
                 Per $50,000 original principal amount of the Notes          0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                   660.81
                 Per $50,000 original principal amount of the Notes          0.355275

                 5.  Surety Provider Fee  (Pro Rata)                         6,406.67
                 Per $50,000 original principal amount of the Notes          3.444444


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                            0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                             0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                  0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                        0.00

            (b)     Amount of any other withdrawals from the Reserve
                    Account for such Distribution Date                           0.00

            (c)     Amount in the Reserve Account                                0.00


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                            0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to
                 amounts on deposit in the Pre-Funding Account                       0.00

         (b)     Amount in the Pre-Funding Account                             407,247.57

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding
         collection period                                                           0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding
         Period to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                   0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                   have been paid in full)                                           0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period                                              0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to 60 days         1,249,872.23
             Delinquent

        (b)  Number of Financed Student Loans that are 61 to 90 days           380,996.68
             Delinquent

        (c)  Number of Financed Student Loans that are 91 to 180 days          570,103.71
             Delinquent

        (d)  Number of Financed Student Loans that are more than 181            19,069.43
             days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                   19,489.21

(xix)     Parity Percent                 Numerator     293,968,722.54
                                                       --------------
          as of  07/31/97              Denominator     293,849,493.47              100.04%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                     24,306.05

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                     0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
     --------------------
         Harry Puglisi
          Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

===============================================================================================
                             CLASSNOTES TRUST  1997 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-3    Determination Date               09/11/97
Cusip #  182743-AJ3     Distribution Date                09/17/97
                        Record Date                      09/15/97
===============================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                  CLASS A-3 NOTES                                                   0.00
                  Per $50,000 original principal amount of the Notes            0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                  CLASS A-3 NOTES                                             416,733.33
                  Per $50,000 original principal amount of the Notes          219.333333


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                  CLASS A-3 NOTES                                                   0.00
                  Per $50,000 original principal amount of the Notes            0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                  CLASS A-3 NOTES                                                   0.00
                  Per $50,000 original principal amount of the Notes            0.000000


(iv)       Pool Balance at end of preceding Collection Period             276,580,163.56


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-3 NOTES                                       95,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                           CLASS A-3 NOTES
                               PERIOD 1                                         5.700000%
                               PERIOD 2                                         5.700000%
                               PERIOD 3                                         5.650000%
                             CURRENT RATE     (Based on Auction)                5.640000%


                       2.  NET LOAN RATE
                                         MONTH 1                             6.594000%
                                         MONTH 2                             6.700000%
                                         MONTH 3                             6.770000%

               (b)   Amount of Interest that would have been paid
                     on such Note Distribution Date if Interest was
                     calculated instead based on the Net Loan Rate         498,195.83

(vii)      (a)   Service Fee for related Collection Period (Pro Rata)       33,312.00
                 Per $50,000 original principal amount of the Notes         17.532632

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                 0.00
                 Per $50,000 original principal amount of the Notes          0.000000

                 2.  Remaining Balance                                           0.00
                 Per $50,000 original principal amount of the Notes          0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee (Pro Rata)                           1,187.50
                 Per $50,000 original principal amount of the Notes          0.625000

                 2.  Auction Agent Fee (Pro Rata)                           21,422.29
                 Per $50,000 original principal amount of the Notes         11.274890

                 3.  Indenture Trustee Fee (Pro Rata)                            0.00
                 Per $50,000 original principal amount of the Notes          0.000000

                 4.  Eligible Lender Trustee Fee (Pro Rata)                    675.02
                 Per $50,000 original principal amount of the Notes          0.355275

                 5.  Surety Provider Fee (Pro Rata)                          6,544.44
                 Per $50,000 original principal amount of the Notes          3.444444


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                            0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                             0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                  0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                        0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                            0.00


            (c)      Amount in the Reserve Account                               0.00


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                            0.00



(xiv)    (a)     Portion (if any) of the distribution attributable to
                 amounts on deposit in the Pre-Funding Account                         0.00

         (b)     Amount in the Pre-Funding Account                               407,247.57

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding
         collection period                                                             0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding
         Period to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                     0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                   have been paid in full)                                             0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                               0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to 60                1,249,872.23
             days Delinquent

        (b)  Number of Financed Student Loans that are 61 to 90                  380,996.68
             days Delinquent

        (c)  Number of Financed Student Loans that are 91 to 180                 570,103.71
             days Delinquent

        (d)  Number of Financed Student Loans that are more than                  19,069.43
             181 days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                     19,489.21

(xix)     Parity Percent                 Numerator     293,968,722.54
                                                       --------------
          as of   07/31/97             Denominator     293,849,493.47                100.04%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                       24,306.05

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                       0.00


The Money Store, Inc.

By:  \s\ Harry Puglisi
----------------------
         Harry Puglisi
          Treasurer